                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                  457,203.25
Available Funds:
          Contract Payments due and received in this period                                                       3,162,778.41
          Contract Payments due in prior period(s) and received in
           this period                                                                                              241,055.48
          Contract Payments received in this period for next period                                                  61,995.35
          Sales, Use and Property Tax payments received                                                             183,921.95
          Prepayment Amounts related to early termination in this
           period                                                                                                   567,771.82
          Servicer Advance                                                                                          248,772.56
          Proceeds received from recoveries on previously Defaulted
           Contracts                                                                                                      0.00
          Transfer from Reserve Account                                                                              11,516.54
          Interest earned on Collection Account                                                                      15,629.58
          Interest earned on Affiliated Account                                                                      10,963.11
          Proceeds from repurchase of Contracts per Contribution
           and Servicing Agreement Section 5.03                                                                           0.00
          Amounts paid per Contribution and Servicing Agreement
           Section 7.01 (Substituted contract < Predecessor contract)                                                     0.00
          Amounts paid under insurance policies                                                                           0.00
          Maintenance, Late Charges and any other amounts                                                                 0.00

                                                                                                                  ------------
Total Available Funds                                                                                             4,961,608.05
Less: Amounts to be Retained in Collection Account                                                                  256,372.99
                                                                                                                  ------------
AMOUNT TO BE DISTRIBUTED                                                                                          4,705,235.06
                                                                                                                  ============

DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                                           0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             241,055.48
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                    0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                        3,475,241.16
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                   182,832.00
                    b) Class B Principal and Interest                                                                84,046.81
                    c) Class C Principal and  Interest                                                               95,443.94
                    d) Class D Principal and Interest                                                                97,506.29
                    e) Class E Principal and Interest                                                               101,610.76

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   27,425.94
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 137,607.32
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)        11,516.54
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             210,514.64
          7. To Servicer, Servicing Fee and other Servicing Compensations                                            40,434.18
                                                                                                                  ------------
TOTAL FUNDS DISTRIBUTED                                                                                           4,705,235.06
                                                                                                                  ============
                                                                                                                   -----------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          256,372.99
                                                                                                                  ============

II.    RESERVE ACCOUNT
Beginning Balance                                                                                                $2,182,541.24
     - Add Investment Earnings                                                                                       11,516.54
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
     - Less Distribution to Certificate Account                                                                      11,516.54
                                                                                                                 -------------
End of period balance                                                                                            $2,182,541.24
                                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,182,541.24
                                                                                                                 =============

                           DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
             Pool A                                  78,025,911.38
             Pool B                                  16,320,146.11
                                                     -------------
                                                                               94,346,057.49

Class A Overdue Interest, if any                              0.00
Class A Monthly Interest - Pool A                       369,871.90
Class A Monthly Interest - Pool B                        77,363.57

Class A Overdue Principal, if any                             0.00
Class A Monthly Principal - Pool A                    2,314,257.97
Class A Monthly Principal - Pool B                      896,579.72
                                                     -------------
                                                                                3,210,837.69
Ending Principal Balance of the Class A Notes
                        Pool A                       75,711,653.41
                        Pool B                       15,423,566.39

                                                                               -------------
                                                                               91,135,219.80
                                                                              =============

------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                Principal Paid Per $1,000              Ending Principal
Original Face $190,972,000              Original Face $190,972,000             Balance Factor
     $ 2.341890                              $ 16.813133                        47.721771%
------------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                 56,256,057.49
                          Class A3                                                 38,090,000.00
                                                                                 ----------------
                                                                                                                      94,346,057.49
  Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                 0.00
                          Class A2                                                    264,403.47
                          Class A3                                                    182,832.00

  Class A Monthly Principal
                          Class A1                                                          0.00
                          Class A2                                                  3,210,837.69
                          Class A3                                                          0.00
                                                                                 ----------------
                                                                                                                       3,210,837.69
  Ending Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                 53,045,219.80
                          Class A3                                                 38,090,000.00
                                                                                  ---------------
                                                                                                                  -----------------
                                                                                                                      91,135,219.80
                                                                                                                   ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                              1,783,394.46
                                          Pool B                                                373,012.57
                                                                                            ---------------
                                                                                                                       2,156,407.03

           Class B Overdue Interest, if any                                                           0.00
           Class B Monthly Interest - Pool A                                                      8,812.94
           Class B Monthly Interest - Pool B                                                      1,843.30
           Class B Overdue Principal, if any                                                          0.00
           Class B Monthly Principal - Pool A                                                    52,897.32
           Class B Monthly Principal - Pool B                                                    20,493.25
                                                                                            ---------------
                                                                                                                         73,390.57
           Ending Principal Balance of the Class B Notes
                                          Pool A                                              1,730,497.14
                                          Pool B                                                352,519.32
                                                                                            ---------------
                                                                                                                   -----------------
                                                                                                                      2,083,016.46
                                                                                                                   =================

-------------------------------------------------------------------------------------------------------------------
    Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
    Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
           $ 2.441292                                $ 16.813418                                 47.720881%
-------------------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                2,006,562.80
                                          Pool B                  419,725.09
                                                                ------------
                                                                                2,426,287.89

           Class C Overdue Interest, if any                             0.00
           Class C Monthly Interest - Pool A                       10,651.50
           Class C Monthly Interest - Pool B                        2,228.04
           Class C Overdue Principal, if any                            0.00
           Class C Monthly Principal - Pool A                      59,509.49
           Class C Monthly Principal - Pool B                      23,054.91
                                                                ------------
                                                                                   82,564.40
           Ending Principal Balance of the Class C Notes
                                          Pool A                1,947,053.31
                                          Pool B                  396,670.18
                                                                ------------
                                                                                ------------
                                                                                2,343,723.49
                                                                                ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955           Original Face $4,910,955       Balance Factor
      $ 2.622614                         $ 16.812290                  47.724394%
----------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                                     Pool A                                         2,006,562.80
                                     Pool B                                           419,725.09
                                                                                  ---------------
                                                                                                             2,426,287.89

      Class D Overdue Interest, if any                                                      0.00
      Class D Monthly Interest - Pool A                                                12,357.08
      Class D Monthly Interest - Pool B                                                 2,584.81
      Class D Overdue Principal, if any                                                     0.00
      Class D Monthly Principal - Pool A                                               59,509.49
      Class D Monthly Principal - Pool B                                               23,054.91
                                                                                -----------------
                                                                                                                82,564.40
      Ending Principal Balance of the Class D Notes
                                     Pool A                                         1,947,053.31
                                     Pool B                                           396,670.18
                                                                                -----------------
                                                                                                          ----------------
                                                                                                             2,343,723.49
                                                                                                          ================

-----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                 Ending Principal
Original Face $4,910,955                 Original Face $4,910,955                   Balance Factor
      $ 3.042563                                $ 16.812290                           47.724394%
-----------------------------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                            2,006,562.80
                                          Pool B                              419,725.09
                                                                         ----------------
                                                                                                                  2,426,287.89

           Class E Overdue Interest, if any                                         0.00
           Class E Monthly Interest - Pool A                                   15,751.52
           Class E Monthly Interest - Pool B                                    3,294.84
           Class E Overdue Principal, if any                                        0.00
           Class E Monthly Principal - Pool A                                  59,509.49
           Class E Monthly Principal - Pool B                                  23,054.91
                                                                         ----------------
                                                                                                                     82,564.40
           Ending Principal Balance of the Class E Notes
                                          Pool A                            1,947,053.31
                                          Pool B                              396,670.18
                                                                         ----------------
                                                                                                              ----------------
                                                                                                                  2,343,723.49
                                                                                                              ================

-----------------------------------------------------------------------------------------------------
                   Interest Paid Per $1,000         Principal Paid Per $1,000     Ending Principal
                   Original Face $4,910,955          Original Face $4,910,955     Balance Factor
                       $ 3.878341                         $ 16.812290              47.724394%
-----------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

                   Beginning Residual Principal Balance
                                                  Pool A                3,343,778.49
                                                  Pool B                 699,368.25
                                                                      --------------
                                                                                             4,043,146.74

                   Residual Interest - Pool A                             22,989.70
                   Residual Interest - Pool B                              4,436.24
                   Residual Principal - Pool A                            99,182.48
                   Residual Principal - Pool B                            38,424.84
                                                                      --------------
                                                                                               137,607.32
                   Ending Residual Principal Balance
                                                  Pool A               3,244,596.01
                                                  Pool B                 660,943.41
                                                                      --------------
                                                                                             ------------
                                                                                             3,905,539.42
                                                                                             ============


X.   PAYMENT TO SERVICER
 - Collection period Servicer Fee                                                               40,434.18
 - Servicer Advances reimbursement                                                             241,055.48
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             210,514.64
                                                                                               ----------
Total amounts due to Servicer                                                                  492,004.30
                                                                                               ==========

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     89,172,772.86

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                   2,644,866.25

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                     --------------
                                                                                                                     86,527,906.61
                                                                                                                     ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                           2,180,532.05

       - Principal portion of Prepayment Amounts                                                   464,334.20

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                                --------------
                         Total Decline in Aggregate Discounted Contract Balance                  2,644,866.25
                                                                                                ==============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     18,651,702.00

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                   1,024,662.53

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                        --------------
                                                                                                                      17,627,039.47
                                                                                                                     ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                             924,213.37

       - Principal portion of Prepayment Amounts                                                   100,449.16

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                                --------------
                     Total Decline in Aggregate Discounted Contract Balance                       1,024,662.53
                                                                                                ==============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    104,154,946.08
                                                                                                                     ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS


POOL A                                                                                      Predecessor
                                                 Discounted            Predecessor         Discounted
Lease #               Lessee Name                Present Value          Lease #             Present Value
------------------------------------------       ----------------       -------------    -------------------
                     NONE

                                                        ----------                              ---------
                                                 Totals:   $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                               $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
           a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
           b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
           c)  If (a) > (b), amount to be deposited in Collection Account per
                 Contribution & Servicing Agreement Section 7.02                                    $0.00


           CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                   NO   X
                                                                                          ---------              --------

POOL B                                                                                     Predecessor
                                                 Discounted            Predecessor         Discounted
Lease #               Lessee Name                Present Value          Lease #            Present Value
------------------------------------------       ----------------       -------------    -------------------
                     NONE


                                                        ----------                              ---------
                                                 Totals:   $0.00                                   $0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                    $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
         THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
         HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                               $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                         NO     X
                                                                                 ------                      --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                            Predecessor
                                                    Discounted             Predecessor      Discounted
Lease #               Lessee Name                   Present Value          Lease #          Present Value
------------------------------------------          ----------------       -------------    -------------------
1097-507         ADVANCED HEALTHCARE RESOURCES       $159,644.40              1778-001      $48,984.23
1238-501         WILLIAM F SKINNER, M.D.             $174,282.67              1777-001      $325,671.26
1505-005         NYDIC MEDICAL VENTURES VII, LLC     $171,682.66              1855-001      $153,223.12
2488-001         HYDRO-TOUCH INC.                    $110,973.88              1949-001      $94,307.11
                 CASH                                $5,602.11
                                                     --------------                         ---------------
                                                     Totals: $622,185.72                    $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS           622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                    $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
         Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                   NO     X
                                                                                --------               --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                            Predecessor
                                                    Discounted             Predecessor      Discounted
Lease #               Lessee Name                   Present Value          Lease #          Present Value
------------------------------------------          ----------------       -------------    -------------------
                        None








                                                        ----------                              ---------
                                                 Totals:   $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                         $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                           $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                     0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                                  NO     X
                                                                                -------                              --------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2000

XV. POOL PERFORMANCE MEASUREMENTS


1.                                      AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                             TOTAL OUTSTANDING CONTRACTS
    This Month                                          178,423.35             This Month                    104,154,946.08
    1 Month Prior                                       688,477.78             1 Month Prior                 107,824,474.86
    2 Months Prior                                      810,619.38             2 Months Prior                111,537,746.99
    Total                                             1,677,520.51             Total                         323,517,167.93

    a) 3 MONTH AVERAGE                                  559,173.50             b) 3 MONTH AVERAGE            107,839,055.98

    c) a/b                                                   0.52%

2. Does a Delinquency Condition Exist (1c > 6% )?                                               Yes               No          X
                                                                                                    ------------          ---------
3. Restricting Event Check

      A. A Delinquency Condition exists for current period?                                     Yes               No          X
                                                                                                    ------------          ---------
      B. An Indenture Event of Default has occurred and is then continuing?                     Yes               No          X
                                                                                                    ------------          ---------

4. Has a Servicer Event of Default occurred?                                                    Yes               No          X
                                                                                                    ------------          ---------

5. Amortization Event Check

     A. Is 1c > 8% ?                                                                            Yes               No          X
                                                                                                    ------------          ---------

     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
       or obligation not remedied within 90 days?                                               Yes               No          X
                                                                                                    ------------          ---------
     C. As of any Determination date, the sum of all defaulted contracts since the
        Closing date exceeds 6% of the ADCB on the Closing Date?                                Yes               No          X
                                                                                                    ------------          ---------




6. Aggregate Discounted Contract Balance at Closing Date                               Balance $   218,254,123.54



  DELINQUENT LEASE SUMMARY

            Days Past Due                    Current Pool Balance                # Leases
               31 - 60                            1,148,125.15                       45
               61 - 90                              112,724.69                       12
               91 - 180                             178,423.35                       16



          Approved By:
          Lisa J. Cruikshank
          Vice President